INVENTORIES, NET	12 Months Ended
Dec. 31, 2015
Inventory Disclosure [Abstract]
INVENTORIES, NET
INVENTORIES, NET
Inventories at December 31, 2015 and 2014 comprised the following:

	December 31,
	2015	2014
Finished goods	$87.5	$98.2
Work in process	88.8	99.1
Raw materials and purchased parts	135.2	140.5
Total FIFO cost	311.5	337.8
Excess of FIFO cost over LIFO inventory value	(6.3)	(7.8)
Total inventories	$305.2	$330.0

Inventories include material, labor and factory overhead costs and are reduced, when necessary, to estimated net realizable values. Certain domestic inventories are valued using the last-in, first-out (“LIFO”) method. These inventories were approximately 5% and 6% of total inventory at December 31, 2015 and 2014, respectively. Other inventories are valued using the first-in, first-out (“FIFO”) method.